Kensington Managed Income Fund
Schedule of Investments
March 31, 2026 (Unaudited)

OPEN-END FUNDS - 58.3%	Shares	Value
American High-Income Trust - Class F-3	15,527,950	$151,708,075
BlackRock High Yield Portfolio - Class K	7,112,376	50,284,495
Fidelity Capital & Income Fund	5,020,080	54,417,671
Manning & Napier High Yield Bond Series - Class Z	6,727,841	64,116,329
MML Barings High Yield Fund - Class I (b)	3,622,092	29,049,180
Nuveen Strategic Income Fund - Class R6	895,622	8,857,704
Transamerica High Yield Bond - Class I	3,077,494	24,743,053
Victory Pioneer Strategic Income Fund - Class K	2,615,063	25,470,711
TOTAL OPEN-END FUNDS (Cost $402,011,883)		408,647,218

EXCHANGE TRADED FUNDS - 41.1%	Shares	Value
iShares Broad USD High Yield Corporate Bond ETF (a)	2,073,733	76,396,324
Janus Henderson Securitized Income ETF	264,409	13,630,284
John Hancock High Yield ETF (b)	150,000	3,801,795
Nuveen Securitized Income ETF (a)	50,000	1,258,930
PIMCO Multisector Bond Active ETF (a)	1,690,431	44,289,292
State Street SPDR Portfolio High Yield Bond ETF	3,128,978	72,967,767
VanEck Fallen Angel High Yield Bond ETF	1,244,430	35,740,029
Xtrackers USD High Yield Corporate Bond ETF	1,122,962	40,606,306
TOTAL EXCHANGE TRADED FUNDS (Cost $287,834,542)		288,690,727

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (c)	78,215,864	78,215,864
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $78,215,864)		78,215,864

TOTAL INVESTMENTS - 110.6% (Cost $768,062,289)		775,553,809
Money Market Deposit Account - 0.4% (d)		3,046,752
Liabilities in Excess of Other Assets - (11.0)%		(77,221,366)
TOTAL NET ASSETS - 100.0%		$701,379,195

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $77,338,227.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Kensington Managed Income Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Open-End Funds	$408,647,218	$–	$–	$408,647,218
Exchange Traded Funds	288,690,727	–	–	288,690,727
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	78,215,864
Total Investments	$697,337,945	$–	$–	$775,553,809

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $78,215,864 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Kensington Managed Income Fund - Transactions with Affiliates
If the Fund's holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The Fund conducted transactions during the period ended March 31, 2026, with affiliated companies as so defined:

	Value as of December 31, 2025	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value as of March 31, 2026	Shares as of March 31, 2026	Dividend / Interest Income	Capital Gain Distributions from Underlying Funds
John Hancock High Yield ETF	$3,874,500	$–	$–	$–	$(72,705)	$3,801,795	150,000	$50,649	$–
MML Barrings High Yield Fund – Class I	$25,073,358	$4,500,000	$–	$–	$(524,178)	$29,049,180	3,622,092	$476,076	$–
	$28,947,858	$4,500,000	$–	$–	$(596,883)	$32,850,975	3,772,092	$526,725	$–